Exhibit 10(a)

Consent of Independent Registered Public Accounting Firm

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to the use of our reports: (1) dated February 17, 2006, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio, and (2) dated March 3, 2006, with respect to the financial statements of the WRL Series Annuity Account, included in Post-Effective Amendment No. 10 to the Registration Statement (Form N-4, No. 333-24959) under the Securities Act of 1933 and Amendment No. 144 to the Registration Statement (Form N-4, No. 811-5672) under the Investment Company Act of 1940 and related Prospectus of WRL Series Annuity Account.

/s/ Ernst & Young LLP

Des Moines, Iowa

June 9, 2006